                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                               December 12, 1999

               Date of Report (Date of earliest event reported)


                       PRIMUS KNOWLEDGE SOLUTIONS, INC.

            (Exact name of Registrant as specified in its charter)



       WASHINGTON                        0-26273                91-1350484

(State of incorporation)        (Commission file number)     (I.R.S. Employer
                                                            Identification No.)


                         1601 FIFTH AVENUE, SUITE 1900
                           SEATTLE, WASHINGTON 98101

         (Address of principal executive offices, including zip code)


                                (206) 292-1000

             (Registrant's telephone number, including area code)


                                Not Applicable

         (Former name or former address, if changed since last report)

ITEM 2.

On December 13, 1999, Primus Knowledge Solutions, Inc. filed a Form 8-K to report its completing the acquisition of Imparto Software Corporation. Pursuant to Item 7 of Form 8-K, Primus indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 1 is being filed to provide such financial information.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     See exhibit 20.1 for the audited financial statements of Imparto Software Corporation as of and for the years ended December 31, 1998 and 1997.

     See exhibit 20.2 for the unaudited condensed financial statements of Imparto Software Corporation as of September 30, 1999 and for the nine month periods ended September 30, 1999 and 1998.

(b)  UNAUDITED PRO FORMA FINANCIAL INFORMATION

          The following unaudited pro forma condensed combined financial statements give effect to the merger between Primus Knowledge Solutions, Inc. ("Primus" or the Company) and Imparto Software Corporation ("Imparto"), which occurred on December 12, 1999. The Imparto acquisition was accounted for under the pooling-of-interests method of accounting in accordance with APB Opinion No.
16. Under the pooling-of-interests method of accounting, all periods prior to the acquisition are restated to include the accounts and results of operations as though the companies were combined for all periods presented.

          The unaudited pro forma condensed combined balance sheet has been prepared to reflect the Imparto merger as if it occurred on September 30, 1999. The unaudited pro forma condensed combined statements of operations reflect the results of operations of Primus and Imparto for the years ended December 31, 1998, 1997 and 1996 and for the nine months ended September 30, 1999 and 1998 as if the Imparto acquisition occurred on January 1, 1996.

          The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations in future periods or the results that actually would have been realized had Primus and Imparto been a combined company during the specified periods. In the opinion of management, all adjustments necessary to present fairly such pro forma financial information have been made to the financial statements, and are reflected in the accompanying notes. The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, historical consolidated financial statements and the related notes thereto of Primus included in its registration statement on Form S-1 (No. 333-77477) as amended and on file with the SEC, and the audited financial statements of Imparto included in this filing.

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              SEPTEMBER 30, 1999
                                (In thousands)

                                                                             Pro Forma
                                                        Primus    Imparto   Adjustments   Combined
                                                       --------   -------   -----------   --------
Current assets:
  Cash & cash equivalents............................  $ 12,597   $ 2,549       $    --   $ 15,146
  Securities available-for-sale......................    35,050        --            --     35,050
  Accounts receivable, net...........................     6,972       466            --      7,438
  Prepaid expenses & other current assets............     1,100        48            --      1,148
                                                       --------   -------   -----------   --------
    Total current assets.............................    55,719     3,063            --     58,782
Property & equipment, net............................     2,202       365            --      2,567
Deposits and other assets............................       423       118            --        541
                                                       --------   -------   -----------   --------
    Total assets.....................................  $ 58,344   $ 3,546       $    --   $ 61,890
                                                       ========   =======   ===========   ========

Liabilities & Stockholders' Equity
Current liabilities:
  Accounts payable & accrued liabilities.............  $  3,638   $   526       $    --   $  4,164
  Compensation-related accruals......................     1,956        66            --      2,022
  Current portion of long-term obligations...........       219       458            --        677
  Obligations under capital leases, current..........        30        --            --         30
  Deferred revenue...................................     7,781       280            --      8,061
  Accrued merger expenses............................        --        --         1,520      1,520
                                                       --------   -------   -----------   --------
    Total current liabilities........................    13,624     1,330         1,520     16,474
Obligations under capital leases, net of current.....        31        --            --         31
Long-term debt, net of current.......................        --       125            --        125
Stockholders' equity:
  Convertible preferred stock........................        --     7,863        (7,863)        --
  Common stock.......................................       356        89           (66)       379
  Additional paid-in capital.........................    80,655        --         7,929     88,584
  Accumulated deficit................................   (36,275)   (5,861)       (1,520)   (43,656)
  Accumulated other comprehensive loss...............       (47)       --            --        (47)
                                                       --------   -------   -----------   --------

    Total stockholders' equity.......................    44,689     2,091        (1,520)    45,260
                                                       --------   -------   -----------   --------
    Total liabilities and stockholders' equity.......  $ 58,344   $ 3,546       $    --   $ 61,890
                                                       ========   =======   ===========   ========



                See accompanying notes to unaudited pro forma
                   condensed combined financial statements.

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                     (In thousands, except per share data)

                                                       Primus     Imparto    Combined
                                                     ----------   -------   ----------
Revenues, net:
  Licenses.........................................  $    6,034   $   139   $    6,173
  Services.........................................       2,576       813        3,389
                                                     ----------   -------   ----------
    Total revenues.................................       8,610       952        9,562
Cost of revenues:
  Licenses.........................................         375         -          375
  Services.........................................       2,434       664        3,098
                                                     ----------   -------   ----------
    Total cost of revenues.........................       2,809       664        3,473
                                                     ----------   -------   ----------

Gross profit.......................................       5,801       288        6,089
Operating expenses:
  Sales and marketing..............................       9,750       957       10,707
  Research and development.........................       3,286       851        4,137
  General and administrative.......................       3,271       617        3,888
                                                     ----------   -------   ----------
    Total operating expenses.......................      16,307     2,425       18,732
                                                     ----------   -------   ----------

Loss from operations...............................     (10,506)   (2,137)     (12,643)
Interest income....................................         187         -          187
Interest expense...................................        (239)       (8)        (247)
                                                     ----------   -------   ----------

Loss before income taxes...........................     (10,558)   (2,145)     (12,703)
Benefit from (provision for) income taxes..........         (45)      102           57
                                                     ----------   -------   ----------

Net loss...........................................     (10,603)   (2,043)     (12,646)
Preferred stock accretion..........................        (545)        -         (545)
                                                     ----------   -------   ----------

Loss available to common shareholders..............     (11,148)   (2,043)     (13,191)
                                                     ==========   =======   ==========

Loss per share:
  Basic and diluted................................  $    (2.82)            $    (3.09)

Shares used in the calculation of loss per share:
  Basic and diluted................................   3,957,310              4,275,356


                See accompanying notes to unaudited pro forma
                   condensed combined financial statements.

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                     (In thousands, except per share data)

                                                       Primus      Imparto     Combined
                                                     ----------   ---------   ----------

Revenues, net:
  Licenses.........................................  $    3,558   $        -    $    3,558
  Services.........................................       1,631        1,294         2,925
                                                     ----------   ----------    ----------
    Total revenues.................................       5,189        1,294         6,483
Cost of revenues:
  Licenses.........................................          97            -            97
  Services.........................................       2,306          623         2,929
                                                     ----------   ----------    ----------
    Total cost of revenues.........................       2,403          623         3,026
                                                     ----------   ----------    ----------

Gross profit.......................................       2,786          671         3,457
Operating expenses:
  Sales and marketing..............................       4,613          149         4,762
  Research and development.........................       2,538          228         2,766
  General and administrative.......................       1,580          209         1,789
                                                     ----------   ----------    ----------
    Total operating expenses.......................       8,731          586         9,317
                                                     ----------   ----------    ----------

Income (loss) from operations......................      (5,945)          85        (5,860)
Interest income....................................         103            -           103
Interest expense...................................        (143)           -          (143)
                                                     ----------   ----------    ----------

Income (loss) before income taxes..................      (5,985)          85        (5,900)
Provision for income taxes.........................           -          (34)          (34)
                                                     ----------   ----------    ----------

Net income (loss)..................................      (5,985)          51        (5,934)
Preferred stock accretion..........................        (301)           -          (301)
                                                     ----------   ----------    ----------

Income (loss) available to common shareholders.....      (6,286)          51        (6,235)
                                                     ==========   ==========    ==========

Loss per share:
  Basic and diluted................................  $    (1.62)                $    (1.54)

Shares used in the calculation of loss per share:
  Basic and diluted................................   3,883,514                  4,043,509



                See accompanying notes to unaudited pro forma
                   condensed combined financial statements.

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     (In thousands, except per share data)

                                                       Primus      Imparto     Combined
                                                     ----------   ---------    --------

Revenues, net:
  Licenses.........................................  $    1,459   $        -    $    1,459
  Services.........................................         963          452         1,415
                                                     ----------   ----------    ----------
    Total revenues.................................       2,422          452         2,874
Cost of revenues:
  Licenses.........................................         137            -           137
  Services.........................................       1,090           25         1,115
                                                     ----------   ----------    ----------
    Total cost of revenues.........................       1,227           25         1,252
                                                     ----------   ----------    ----------

Gross profit.......................................       1,195          427         1,622
Operating expenses:
  Sales and marketing..............................       3,499            2         3,501
  Research and development.........................       2,459            -         2,459
  General and administrative.......................       1,229          254         1,483
                                                     ----------   ----------    ----------
    Total operating expenses.......................       7,187          256         7,443
                                                     ----------   ----------    ----------

Income (loss) from operations......................      (5,992)         171        (5,821)
Interest income....................................         223            -           223
Interest expense...................................        (109)          (1)         (110)
                                                     ----------   ----------    ----------

Income (loss) before income taxes..................      (5,878)         170        (5,708)
Provision for income taxes.........................           -          (68)          (68)
                                                     ----------   ----------    ----------

Net income (loss)..................................      (5,878)         102        (5,776)
Preferred stock accretion..........................        (208)           -          (208)
                                                     ----------   ----------    ----------

Income (loss) available to common shareholders.....      (6,086)         102        (5,984)
                                                     ==========   ==========    ==========

Loss per share:
  Basic and diluted................................  $    (1.58)                $    (1.53)

Shares used in the calculation of loss per share:
      Basic and diluted............................   3,857,448                  3,914,997



                See accompanying notes to unaudited pro forma
                   condensed combined financial statements.

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                     (In thousands, except per share data)

                                                       Primus     Imparto    Combined
                                                     ----------   -------   ----------

Revenues, net:
  Licenses.........................................  $   11,576   $   204   $   11,780
  Services.........................................       4,279       477        4,756
                                                     ----------   -------   ----------
    Total revenues.................................      15,855       681       16,536
Cost of revenues:
  Licenses.........................................         684         -          684
  Services.........................................       2,814       805        3,619
                                                     ----------   -------   ----------
    Total cost of revenues.........................       3,498       805        4,303
                                                     ----------   -------   ----------

Gross profit (loss)................................      12,357      (124)      12,233
Operating expenses:
  Sales and marketing..............................      10,726     1,536       12,262
  Research and development.........................       3,566     1,709        5,275
  General and administrative.......................       3,040       586        3,626
                                                     ----------   -------   ----------

    Total operating expenses.......................      17,332     3,831       21,163
                                                     ----------   -------   ----------

Loss from operations...............................      (4,975)   (3,955)      (8,930)
Interest income....................................         656        28          684
Interest expense...................................        (191)      (44)        (235)
                                                     ----------   -------   ----------

Loss before income taxes...........................      (4,510)   (3,971)      (8,481)
Provision for income taxes.........................        (227)        -         (227)
                                                     ----------   -------   ----------

Net loss...........................................      (4,737)   (3,971)      (8,708)
Preferred stock accretion..........................        (432)        -         (432)
                                                     ----------   -------   ----------

Loss available to common shareholders..............      (5,169)   (3,971)      (9,140)
                                                     ==========   =======   ==========

Loss per share:
  Basic and diluted................................  $     (.67)            $    (1.12)

Shares used in the calculation of loss per share:
  Basic and diluted................................   7,675,474              8,191,329


                See accompanying notes to unaudited pro forma
                   condensed combined financial statements.

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                     (In thousands, except per share data)

                                                       Primus     Imparto    Combined
                                                     ----------   -------   ----------

Revenues, net:
  Licenses.........................................  $    3,598   $   126   $    3,724
  Services.........................................       1,799       697        2,496
                                                     ----------   -------   ----------
    Total revenues.................................       5,397       823        6,220
Cost of revenues:
  Licenses.........................................         114         -          114
  Services.........................................       1,711       471        2,182
                                                     ----------   -------   ----------
    Total cost of revenues.........................       1,825       471        2,296
                                                     ----------   -------   ----------

Gross profit.......................................       3,572       352        3,924
Operating expenses:
  Sales and marketing..............................       6,393       533        6,926
  Research and development.........................       2,532       592        3,124
  General and administrative.......................       1,738       367        2,105
                                                     ----------   -------   ----------
    Total operating expenses.......................      10,663     1,492       12,155
                                                     ----------   -------   ----------

Loss from operations...............................      (7,091)   (1,140)      (8,231)
Interest income....................................           -         -            -
Interest expense...................................         (79)       (1)         (80)
                                                     ----------   -------   ----------

Loss before income taxes...........................      (7,170)   (1,141)      (8,311)
Benefit from income taxes..........................           -       102          102
                                                     ----------   -------   ----------

Net loss...........................................      (7,170)   (1,039)      (8,209)
Preferred stock accretion..........................        (329)        -         (329)
                                                     ----------   -------   ----------
Loss available to common shareholders..............      (7,499)   (1,039)      (8,538)
                                                     ==========   =======   ==========

Loss per share:
  Basic and diluted................................  $    (1.92)            $    (2.03)

Shares used in the calculation of loss per share:
  Basic and diluted................................   3,912,947              4,196,637



                See accompanying notes to unaudited pro forma
                   condensed combined financial statements.

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.

                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION

          Pursuant to an Agreement and Plan of Merger, Primus issued 1,000,000 shares of common stock in exchange for each outstanding share of Imparto capital stock, and all outstanding stock options and warrants to acquire Imparto capital stock. The acquisition has been accounted for as a pooling of interests in accordance with APB No. 16 and accordingly, the Company's financial statements have been restated to include the results of operations of Imparto. The pro forma combined statements of operations reflects the restatement of Primus's financial statements as if the companies had been combined for all periods presented, and the pro forma combined balance sheet has been adjusted to reflect the merger as if it had occurred on September 30, 1999.

2.   PRO FORMA ADJUSTMENTS

          Pro forma adjustments to the September 30, 1999 unaudited pro forma condensed combined balance sheet have been prepared to reflect the conversion of the Imparto preferred stock to Primus common stock, to reflect the conversion of Imparto's common stock par value to that of Primus and to reflect the accrual of approximately $1.5 million of merger related costs consisting primarily of financial advisory fees, attorneys, accountants, financial printing, and other related charges.

3.   PRO FORMA LOSS PER COMMON SHARE

          The unaudited pro forma condensed combined net loss per share, basic and diluted, is based upon the weighted average number of common shares of Primus and common and convertible preferred shares of Imparto. Imparto common and convertible preferred shares are converted using the applicable merger exchange ratio.

4.   CONFORMING AND RECLASSIFICATION ADJUSTMENTS

          There were no adjustments required to conform the accounting policies of Imparto. There were no intercompany transactions in the periods presented.

(c)  EXHIBITS

     The following exhibits are filed herewith:

     20.1 Imparto Software Corporation audited financial statements for the years ended December 31, 1998 and 1997

     20.2 Unaudited condensed financial statements for Imparto Software Corporation as of September 30, 1999 and for the nine months ended September 30, 1999 and 1998

     23.1   Consent of PricewaterhouseCoopers, Independent Accountants

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PRIMUS KNOWLEDGE SOLUTIONS, INC.


Date: February 24, 2000            By:  /S/ Elizabeth Huebner
                                   Executive Vice President, Chief Financial
                                   Officer, Secretary and Treasurer (Principal
                                   financial and chief accounting officer)